Operator Opening: Good day, and welcome to the ProPetro Holding Corp Second Quarter of 2026 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, ProPetro’s Vice President of Finance and Investor Relations. Please go ahead. Matt Augustine - Vice President, Finance and Investor Relations: Thank you, and good morning. We appreciate your participation in today’s call. With me are Chief Executive Officer, Sam Sledge; Chief Financial Officer, Caleb Weatherl; President & Chief Operating Officer, Adam Munoz, and President of PROPWR®, Travis Simmering. This morning, we released our earnings results for the second quarter of 2026. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt, and good morning everyone. Our second quarter 2026 financial results once again demonstrated the strength of our business model. While our reported results were negatively impacted by a few items during the quarter, the underlying performance of the business remained strong, giving us confidence as we move through the third quarter. Our completions business generated resilient free cash flow again in the second quarter, which we believe is one of the clearest demonstrations that the industrialized model we've built is working. Our disciplined approach to capital deployment, operational efficiency, and cost management, paired with the strategic actions we've taken over the past several years to optimize our asset base, continues to produce attractive cash flow and positions us well as market conditions improve. We will continue leveraging the industrialized nature of our Second Quarter 2026 Earnings Call Scripted Remarks July 29, 2026, 8:00 am CT 1 EXHIBIT 99.3

completions business to support the expansion of PROPWR while maintaining disciplined capital allocation across the enterprise. Now let me quickly touch on some of the headwinds that impacted the quarter. During the second quarter, we increased our active fleet count from 11 to 12. As we've discussed previously, standing up a new fleet requires upfront maintenance and deployment costs before the full earnings benefit is realized. We also temporarily deployed an existing fleet outside of the Permian to support a limited-scope frac program for a long-standing customer. The program experienced significant unexpected downtime before the fleet recently returned to the Permian Basin. That work, together with severe weather across the Permian in June, created unexpected operational disruptions across a portion of our fleet and impacted our quarterly financial results. As we look to the third quarter and beyond, we're encouraged by what we are seeing from both our customers and the broader market. This is reinforced by increased drilling activity, with the Permian Basin rig count up nearly 10% off its first-quarter low according to Baker Hughes, a leading indicator that supports the strength we're seeing across the market. That confidence is also reflected in our decision to activate a 13th fleet which we expect to begin contributing toward the end of the third quarter. We've remained disciplined throughout this cycle, and our capital allocation philosophy hasn't changed. We will only deploy additional horsepower when we see durable customer demand and an economic environment in which we can generate attractive long-term returns on our investment. Turning to the broader market environment, we acknowledge the significant macroeconomic uncertainty given the ongoing conflict in the Middle East. That said, these recent events have emphasized something that was already taking place across the North American completions market even before the Iran War started. We've talked for several quarters about how market cycles create opportunity for disciplined operators. After several years of depressed returns, many smaller and less disciplined competitors were unable to sustain their operations through a prolonged downturn. As a result, the industry has consolidated through attrition, and much of the excess frac capacity that once weighed on the market has largely disappeared. As activity has stabilized, customers are increasingly recognizing just how many frac fleets have exited the market, and that's leading to increasingly constructive conversations around demand and pricing. While it's still too soon to know the full implications that the conflict in the Middle East will ultimately have on global energy markets, early observations appear positive for our business. The floor appears to have risen for commodity prices, and that's translating into a more constructive operating environment. Second Quarter 2026 Earnings Call Scripted Remarks July 29, 2026, 8:00 am CT 2 EXHIBIT 99.3

As a result, we're beginning to see positive pricing momentum across our completions business, particularly for our next-generation natural gas-burning fleets, where demand remains exceptionally strong given today's diesel versus natural gas prices. Industry-wide, next-generation natural gas-burning fleets are effectively sold out, while available Tier II diesel equipment has also become increasingly limited. Today, the majority of our active frac horsepower is contracted, with most of those contracts scheduled to renew over the next six to nine months. Because a significant portion of that contracted horsepower consists of natural gas-burning equipment, we're optimistic about the pricing and recontracting opportunities as market fundamentals continue to move in our favor. We're also seeing improving economics for our diesel fleets as the overall market tightens. Finally, we still estimate the Permian Basin is currently operating at roughly a mid-70s frac fleet count. Importantly, we believe it would be very challenging to see the active fleet count return above the mid-80s without meaningful reinvestment in growth, rather than replacement, capacity. At this time, we do not expect that growth reinvestment to materialize. In our view, the industry is structurally tighter than many appreciate, the barriers to adding meaningful new supply remain high, and we expect that environment to persist. Moving to PROPWR, we've continued to make meaningful progress across the business since our last update, both commercially and operationally. Most notably, we've increased our contracted power generation capacity since our last earnings call, growing from approximately 240 megawatts to approximately 350 megawatts committed under contract today. We believe that's a significant milestone and further validates both the demand environment and the commercial momentum we're seeing across the business. Those incremental awards include approximately 110 megawatts of power generation capacity committed under contract across two separate projects, one supporting a leading integrated upstream operator in the Permian Basin and another supporting a separate industrial customer. We're also engaged in advanced contract negotiations for an additional over 100 megawatts to support other oil and gas operations. These awards validate that demand for reliable, lower-emission power solutions extends well beyond data centers. We're seeing meaningful opportunities across the oil and gas and industrial markets as well. Importantly, while contract terms on these agreements are generally a little shorter in duration than those PROPWR is pursuing in the data center arena, the pricing and expected annual returns are highly attractive and accretive to the overall return profile of the PROPWR business as it continues to scale. Second Quarter 2026 Earnings Call Scripted Remarks July 29, 2026, 8:00 am CT 3 EXHIBIT 99.3

That being said, we still continue to expect the majority of our future power capacity to be deployed within the data center market. As a reminder, a significant portion of our strategic framework agreement with Caterpillar includes highly efficient, stationary, large natural gas engines purpose-built for data center and similar high-density applications, a meaningful differentiator that supports our commercial and operational advantages in this market. Importantly, we have PROPWR assets currently deployed and operating live on a data center project and meeting all performance obligations, making us one of the few behind-the-meter power providers currently operating in this market, providing prime power to a data center at scale. That's a meaningful milestone that reinforces what we’ve been saying for several quarters: we’re executing in the field, not just talking about opportunities. Having assets successfully operating in the field strengthens our commercial position and provides customers with tangible examples of our execution capabilities as we continue pursuing additional opportunities. This operational progress is already translating into financial results: PROPWR generated positive EBITDA in each of the final two months of the quarter, a notable achievement this early in the company's life. This is an exciting milestone as we scale deployments across multiple sites through the end of the year and into next year. Accordingly, we've also continued to make meaningful progress across our data center commercial pipeline, which includes a subset of several hundred megawatts currently in advanced negotiations. We also want to acknowledge that some of our discussions with data center developers and operators are taking longer than we originally anticipated. Frankly, that's not surprising now knowing the given size and duration of these agreements. These are generally very long-term commitments involving significant capital on both sides, so both customers and ProPetro are spending considerable time evaluating contract structures, project timing and risk allocation, but demand has not waned. Interestingly, the strong demand we're seeing for our assets can actually lengthen the contracting process, because we're focused on matching available capacity with the right long-term customers rather than simply signing the next available agreement. As project timing evolves across multiple opportunities, available capacity then shifts as well, creating new opportunities in some cases while extending timelines in others. We will remain disciplined throughout this process, prioritizing real, actionable opportunities and agreements, whether they are shovel-ready or already have shovels in the ground, that create the most long-term value for our shareholders. That said, we continue to see near-term momentum across our pipeline, including the contracts announced this quarter, and expect that momentum to continue through 2026. Second Quarter 2026 Earnings Call Scripted Remarks July 29, 2026, 8:00 am CT 4 EXHIBIT 99.3

As we deploy capital to grow PROPWR, we're proud of the work we've done to position ProPetro's capital structure to support that growth. From a financing perspective, we've now raised approximately $1.5 billion over the past eighteen months to help fund PROPWR's growth, including our highly successful offering of $690 million aggregate principal amount of convertible notes, completed in May, which resulted in 0% coupon notes with no dilution for shareholders until the stock price reaches $29.49 per share after taking the effect of the associated capped call transaction into account. Going forward, we'll approach future capital decisions opportunistically as we continue expanding our commercial footprint and executing against our strategy. Most importantly, we're excited to pair this capital with a well-defined plan to grow our asset base under our long-term Caterpillar Framework Agreement, giving us clear visibility into both the cost and timeline of our equipment deliveries and deployments. We're extremely excited about the direction of the PROPWR business. The progress we've made commercially, operationally and strategically continues to validate our long-term vision, and we look forward to sharing additional milestones soon. I’ll wrap up now with a quick summary and hand off to Caleb: – In completions, we like what we're seeing across our active frac fleets and are excited to activate our 13th fleet later this quarter. We have strong visibility through the remainder of 2026 for these fleets and we’re pleased with the improving fundamentals we're seeing across the completions market. – On the other side of our business, PROPWR continues to build meaningful momentum as we focus on disciplined execution, successful deployments and continued de-risking of our operations. We believe this approach is building a strong foundation to support sustainable, profitable long-term growth. We continue to expect PROPWR to begin generating increasingly meaningful earnings during the second half of 2026 and into 2027 as deployments accelerate. Stepping back, the strategy we've been executing over the past several years continues to gain traction. Our completions business generates strong free cash flow and provides the financial foundation to help fund PROPWR's expansion, while PROPWR represents a differentiated growth platform well positioned to capitalize on rapidly growing demand for reliable, lower-emission power solutions. Importantly, ProPetro is executing from a position of strength, pursuing value-enhancing growth opportunities backed by a demonstrated business model. We maintain a healthy balance sheet capable of funding PROPWR's continued expansion while preserving financial flexibility. At the same time, tailwinds are materializing across our completions business as supply tightens, and demand for distributed power solutions continues to accelerate. Despite Second Quarter 2026 Earnings Call Scripted Remarks July 29, 2026, 8:00 am CT 5 EXHIBIT 99.3

the operational headwinds we experienced in our completions business during the second quarter, we're encouraged by what we're seeing as we move into the back half of the year. With a first-class customer base, a first-class team, and a disciplined strategy that continues to deliver results, we believe ProPetro is exceptionally well positioned to create meaningful long- term value for our shareholders. With that, I’ll turn the call over to Caleb. Caleb Weatherl - Chief Financial Officer: Thanks, Sam and good morning, everyone. As Sam mentioned, we once again demonstrated the resiliency of our business in the second quarter. Despite a few operational headwinds, our completions business generated strong free cash flow, and we continued to make meaningful progress across PROPWR. During the second quarter, ProPetro generated total revenue of $306 million, an increase of 13% compared to the prior quarter. Net loss totaled $8 million, or $0.07 loss per diluted share, compared to a net loss of $4 million, or $0.03 loss per diluted share, in the prior quarter. Adjusted EBITDA totaled $45 million, representing 15% of revenue, and increased 23% sequentially. This includes approximately $16 million of lease expense related to our electric fleets. As Sam discussed, quarterly results were impacted by a few items, including weather disruptions, fleet deployment costs and a temporary customer project outside the Permian Basin with unexpected downtime. Net cash provided by operating activities was $66 million as compared to $3 million in the prior quarter. The increase is primarily attributable to higher Adjusted EBITDA and working capital tailwinds in the second quarter, which were an approximately $20 million source of cash and working capital headwinds in the prior quarter, which consumed approximately $32 million in cash. During the second quarter, capital expenditures paid were $61 million, while capital expenditures incurred were $71 million, including approximately $24 million supporting our completions business and approximately $47 million supporting PROPWR equipment orders. As we've discussed over the past several quarters, the lower ongoing capital intensity of our completions business continues to be an important driver of the Company's free cash flow generation and reflects the benefits of our fleet transition and industrialized operating model. Turning to our outlook, we now expect full-year 2026 capital expenditures incurred to be between $525 million and $595 million, down from the $540 million to $610 million range highlighted in our first quarter earnings report. Of this, the completions business is expected to Second Quarter 2026 Earnings Call Scripted Remarks July 29, 2026, 8:00 am CT 6 EXHIBIT 99.3

account for approximately $125 million to $145 million, down from the prior $140 million to $160 million range. The reduction in expected completions capital expenditures is primarily attributable to the timing of our planned FORCE® electric fleet buyouts. Prior guidance contemplated at least two fleet buyouts during 2026; we now expect to complete the first planned buyout this year, at a cost of between $15 million and $20 million, with the second shifting into early 2027. This timing change does not alter our long-term capital allocation strategy or our intent to ultimately purchase all five FORCE® electric fleets. Also, as a reminder, the Completions business guidance range includes capital reserved for refurbishing a portion of the existing Tier IV DGB fleet, investments in fleet automation technology, as well as measured investments in direct drive gas frac units. We continue to see strong customer demand for our next-generation gas-burning fleet portfolio and believe these investments further strengthen our long-term competitive position. Additionally, we anticipate incurring capital expenditures of approximately $400 million to $450 million for our PROPWR business in 2026, consistent with prior guidance. This guidance includes equipment deliveries as well as down payments associated with the strategic framework agreement with Caterpillar. Notably, the Company's previous guidance of approximately $1.4 million to $1.5 million per megawatt inclusive of balance of plant remains unchanged. While these PROPWR capital expenditure estimates reflect the total cost of the equipment, they do not reflect the impact of financing arrangements, which have and are expected to continue reducing the near-term actual cash outflows required from ProPetro. Importantly, our balance sheet remains a significant source of strength. As of June 30, 2026, cash and cash equivalents were $784 million, including proceeds from the issuance of $690 million aggregate principal amount of convertible senior notes. Borrowings under our financing agreement with Caterpillar Financial Services Corporation were $130 million. This financing agreement was recently upsized to $167 million held by Caterpillar, with any amounts they are able to syndicate to other lenders not counting against the $167 million cap. Total liquidity at the end of the second quarter of 2026 was $905 million, which included cash and cash equivalents and $121 million of available borrowing capacity under the ABL Credit Facility. We currently have no outstanding borrowings under the ABL Credit Facility. Finally, as Sam mentioned, we continue to approach PROPWR funding opportunistically, which gives us confidence in our ability to execute on future capital needs as we expand our commercial footprint and drive our strategy forward. Sam, back over to you. Sam Sledge - Chief Executive Officer: Thank you, Caleb. Second Quarter 2026 Earnings Call Scripted Remarks July 29, 2026, 8:00 am CT 7 EXHIBIT 99.3

As we wrap up our prepared remarks, I want to reiterate a few points. Over the past several years, we've built ProPetro into a strong company that has continued to perform through challenging markets. Today, we're encouraged by the improving backdrop in our completions business, where a tighter supply environment and early pricing momentum give us confidence as we move into the second half of the year. At the same time, PROPWR continues to build momentum. We're making meaningful commercial and operational progress across data centers, oil and gas, and industrial markets, and we're excited to continue expanding our operating footprint through the back half of 2026 and into 2027 and beyond. Most importantly, ProPetro is well-positioned with a healthy balance sheet, first-class customers and, above all, a first-class team. I'd like to thank all of our employees for their continued hard work and dedication. Their execution gives us confidence in our strategy and in our ability to continue creating long-term value for our shareholders. With that operator, we will now open the call for questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in this discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident," “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, the ability to obtain capital on attractive terms, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated growth prospects of PROPWR, including the Second Quarter 2026 Earnings Call Scripted Remarks July 29, 2026, 8:00 am CT 8 EXHIBIT 99.3

demand for its services, types of customers and the ability to secure long-term contracts, the ability to obtain financing on attractive terms, the ability to procure additional equipment, timely receipt of such equipment and successful deployment and anticipated benefits of the PROPWR business line, including its expected financial contribution to our results of operations. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to conflict in the Middle East region, including the Iran War, the Russia-Ukraine war, and events in Venezuela, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: Matt Augustine Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432-219-7620 Second Quarter 2026 Earnings Call Scripted Remarks July 29, 2026, 8:00 am CT 9 EXHIBIT 99.3